EXHIBIT 10.16
EXECUTION VERSION
CASH AMERICA INTERNATIONAL, INC.
AMENDMENT NO. 1 TO NOTE AGREEMENT
As of December 11, 2008
To the Persons Named on
Annex 1 Hereto
Ladies and Gentlemen:
     Cash America International, Inc., a Texas corporation (hereinafter, the “Company”), together with its successors and assigns, agrees with you as follows:
1. PRELIMINARY STATEMENTS.
     1.1. Note Issuance, etc.
     The Company issued and sold $40,000,000 in aggregate principal amount of its 6.12% Senior Notes due December 28, 2015 (as in effect immediately prior to giving effect to the Amendments (as defined below) provided for hereby, the “Existing Notes”) pursuant to that certain Note Agreement, dated as of December 28, 2005 (as in effect immediately prior to giving effect to the Amendments provided for hereby, the “Existing Note Agreement”, and as amended as contemplated hereby, the “Note Agreement”). The register for the registration and transfer of the Existing Notes indicates that the parties named in Annex 1 (the “Current Holders”) to this Amendment No. 1 to Note Agreement (this “Amendment Agreement”) are currently the holders of the entire outstanding principal amount of the Existing Notes. The amendments to the Existing Note Agreement and the amendment and restatement of the Existing Notes as provided for by this Amendment Agreement are referred to herein, collectively, as the “Amendments”.
2. DEFINED TERMS.
     Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Note Agreement.
3. AMENDMENTS TO THE EXISTING NOTE AGREEMENT.
     Subject to Section 6, the Existing Note Agreement is amended as provided for by this Amendment Agreement as follows:
     1. The cover page of the Existing Note Agreement is hereby amended by replacing the reference therein to “December 28, 2015” with “December 28, 2012.”

     2. Section 1.01 of the Existing Note Agreement is hereby amended by replacing each reference therein to “December 28, 2015” with “December 28, 2012.”
     3. Section 2.01 of the Existing Note Agreement is hereby amended by amending and restating the definition of “Investment” to read as follows:
     ““Investment” means, as applied to any Person, (i) any direct or indirect purchase or other acquisition by such Person of stocks, bonds, notes, debentures or other securities of any other Person, (ii) any direct or indirect loan, advance, extension of credit or capital contribution by such Person to any other Person (other than a contribution of capital stock of the Company to any Person in connection with the acquisition of the New Mexican Subsidiary by Cash America of Mexico), (iii) any Assurance by such Person of any indebtedness of any other Person, (iv) the subordination by such Person of any claim against any other Person to other indebtedness of such other Person and (v) any other item which would be classified as an “investment” on a balance sheet of such Person prepared in accordance with GAAP, including any direct or indirect contribution by such Person of Property to a joint venture, partnership or other business entity in which such Person retains an interest.”
     4. Section 2.01 of the Existing Note Agreement is hereby amended by adding a new definition of “New Mexican Subsidiary” in proper alphabetical order and such new definition shall read in full as follows:
     ““New Mexican Subsidiary” means Creazione Estilo, S.A. de C.V., SOFOM, E.N.R., a Mexican sociedad anónima de capital variable, sociedad financiera de objeto múltiple, entidad no regulada, so long as Cash America of Mexico, Inc., a Delaware corporation and Wholly-Owned Subsidiary, owns not less than 80% of its Voting Stock and 80% of the outstanding shares of all other classes of its Stock.”
     5. Section 5.01(a) of the Existing Note Agreement is hereby amended and restated to read in full as follows:
     “(a) Unless the aggregate principal amount of the then outstanding Notes shall have become due and payable pursuant to Section 10.01, the Company shall apply to the prepayment of the Notes, without premium, and there shall become due and payable, principal amounts of Notes (or, in the case of any such prepayment, such lesser principal amount of the Notes as shall then be outstanding) equal to (i) $13,333,333.34 on December 28, 2010, (ii) $10,000,000 on December 28, 2011, (iii) $3,333,333.34 on March 31, 2012, and (iv) $13,333,333.34 principal amount (or such other principal amount thereof as then remains unpaid) at their stated maturity on December 28, 2012. Each such prepayment shall be at 100% of the principal amount of the Notes so prepaid, together with all accrued and unpaid interest thereon to the date of prepayment. No partial prepayment of the Notes pursuant to Section 5.02 shall relieve the Company from its obligation to make the required prepayment provided for in this Section 5.01.”
     6. Section 9.08(e) of the Existing Note Agreement is hereby amended and restated to read in full as follows:
     “(e) in the case of the Company or any Subsidiary, Investments in Non-Domestic and Non-Wholly Owned Subsidiaries (including Subsidiaries acquired after December

1, 2008 in accordance with Section 9.17(a)(1)) resulting from its acquisition or ownership of Stock of, or capital contributions to, such Subsidiaries but, in each case, only to the extent not prohibited by Section 9.17(a), provided that (i) after giving effect to each such Investment the aggregate book value of all Investments of the Company and all Subsidiaries in Non-Domestic Subsidiaries and Non-Wholly Owned Subsidiaries (other than the New Mexican Subsidiary) at such time does not exceed 10% of Consolidated Net Worth or (ii) such Investment is in the New Mexican Subsidiary;”
     7. Schedule I (Purchaser Information) of the Existing Note Agreement is hereby amended by replacing each reference therein to “December 28, 2015” with “December 28, 2012.”
4. AMENDMENT AND RESTATEMENT OF EXISTING NOTES.
     4.1. Amendment and Restatement of Existing Notes.
     The Existing Notes, as amended and restated by this Amendment Agreement, shall be hereinafter referred to, individually, as a “Note” and, collectively, as the “Notes.” Subject to Section 6, the Existing Notes are hereby, without any further action required on the part of any other Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit A hereto (except that the principal amount and the payee of each Note shall remain unchanged). Any Note issued on or after the Effective Date shall be in the form of Exhibit A hereto. The term “Notes” as used in the Existing Note Agreement shall include each Note delivered pursuant to any provision of the Existing Note Agreement, as amended hereby (and as hereafter amended) and each Note delivered in substitution or exchange for any such Note pursuant to any such provision.
     4.2. Replacement Notes.
     Upon the request of the record holder of an Existing Note, the Company will issue a replacement Note or Notes in favor of such holder for such holder’s Existing Note or Existing Notes.
5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     To induce you to enter into this Amendment Agreement and to consent to the Amendments, the Company represents and warrants to you as follows:
     5.1. Full Disclosure.
     Neither the financial statements and other certificates previously provided to each of the Current Holders pursuant to the provisions of the Existing Note Agreement nor the statements made in this Amendment Agreement nor any other written statements furnished to each of the Current Holders by or on behalf of the Company in connection with the proposal and negotiation of the transactions contemplated hereby, taken as a whole, contained any untrue statement of a material fact or omitted a material fact necessary to make the statements contained therein and herein not misleading, in each case as of the time such financial statements or certificates were provided or such statements were made or furnished. There is no fact known to the Company relating to any event or circumstance that has occurred or arisen since the Closing Date that the Company has not disclosed to each of the Current Holders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.
     5.2. Power and Authority.
     The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.
     5.3. Due Authorization.
     This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors’ rights generally and subject to the availability of equitable remedies.
     5.4. No Defaults.
     No event has occurred and no condition exists that, upon the execution and delivery of this Amendment Agreement, would constitute a Default or an Event of Default.
     5.5. Prenda Facil
     The Company has delivered to special counsel to the Current Holders true and correct copies of the primary documents pursuant to which the Company or any of its Subsidiaries has invested in and acquired the business operated by the New Mexican Subsidiary.
6. EFFECTIVENESS OF AMENDMENTS.
     The Amendments shall become effective as of the first date written above (the “Effective Date”) upon the satisfaction of the conditions precedent described in Sections 6.1, 6.2 and 6.3 below:
     6.1. Execution and Delivery of this Amendment Agreement.
     The Company and the Current Holders shall have executed and delivered this Amendment Agreement.
     6.2. Guarantors.
     Each Guarantor which delivered the Guaranty (or an agreement and adoption of the Guaranty) shall have executed and delivered to you the Consent and Reaffirmation attached hereto as Exhibit B.

     6.3. Opinions of Counsel.
     Each of the Current Holders shall have received a closing opinion, each dated the Effective Date, from each of:
     (a) Hunton & Williams LLP, counsel to the Company and the Guarantors, in the form of Exhibit C hereto;
     (b) Curtis Linscott, General Counsel to the Company and the Guarantors, in the form of Exhibit D hereto; and
     (c) Bingham McCutchen, LLP, your special counsel, in the form of Exhibit E hereto.
     6.4. Amendment Fee.
     Whether or not the Amendments become effective, on the date this Amendment Agreement is executed by each of the parties hereto, the Company will pay each of the Current Holders a fee in the amount set forth in a fee letter of even date herewith among the Company and each of the Current Holders.
     6.5. Fees and Expenses.
     Whether or not the Amendments become effective, the Company will promptly (and in any event within thirty Business Days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating to this Amendment Agreement, including, but not limited to, the reasonable fees of your special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related hereto. Nothing in this Section shall limit the Company’s obligations pursuant to Section 11.02 of the Note Agreement.
7. MISCELLANEOUS.
     7.1. Part of Existing Note Agreement; Future References, etc.
     This Amendment Agreement shall be construed in connection with and as a part of the Existing Note Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Existing Note Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.
     7.2. Counterparts.
     This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. A facsimile of an executed copy of this Amendment Agreement shall have the same effect as the original executed Amendment Agreement.
     7.3. Governing Law.
     THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.
[Remainder of page intentionally left blank; next page is signature page.]

     If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

CASH AMERICA INTERNATIONAL, INC.
By:	/s/ David J. Clay
	Name:	David J. Clay
	Title:	Senior Vice President-Finance

[Signature Page to Amendment No. 1 to Note Agreement (Cash America — 2005)]

     The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is either the registered owner of one or more of the Existing Notes or is the beneficial owner of one or more of the Existing Notes and is authorized to enter into this Amendment Agreement in respect thereof.

MIDLAND NATIONAL LIFE INSURANCE COMPANY By: Guggenheim Partners Advisory Company, its agent
By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE By: Guggenheim Partners Advisory Company, its agent
By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

[Signature Page to Amendment No. 1 to Note Agreement (Cash America — 2005)]

EQUITRUST LIFE INSURANCE COMPANY
By:	/s/ Herman L. Riva
	Name:	Herman L. Riva
	Title:	Vice President

FARM BUREAU LIFE INSURANCE COMPANY
By:	/s/ Herman L. Riva
	Name:	Herman L. Riva
	Title:	Vice President

[Signature Page to Amendment No. 1 to Note Agreement (Cash America — 2005)]

Annex 1
CURRENT HOLDERS
Midland National Life Insurance Company
North American Company for Life and Health Insurance
Equitrust Life Insurance Company
Farm Bureau Life Insurance Company

Exhibit B
CONSENT AND REAFFIRMATION
     Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 1 to Note Agreement (the “First Amendment”); (ii) consents to the Company’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Company to the holders of the Notes pursuant to the terms of that certain Joint and Several Guaranty, entered into by the Guarantors pursuant to the terms of the Note Agreement (the “Guaranty”); and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the First Amendment and has acknowledged and agreed to the same, such Guarantors understand that the holders of the Notes have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty. Capitalized terms used in this Consent and Reaffirmation and not otherwise defined herein have the meanings ascribed to them in the First Amendment.

     In witness whereof, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such First Amendment.

GUARANTORS

BRONCO PAWN & GUN, INC.
CASH AMERICA ADVANCE, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA FRANCHISING, INC.
CASH AMERICA HOLDING, INC.
CASH AMERICA, INC.
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF ALASKA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF ILLINOIS
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NEVADA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF SOUTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF UTAH
CASH AMERICA, INC. OF VIRGINIA
CASH AMERICA MANAGEMENT L.P.,
     by its general partner, CASH AMERICA
HOLDING, INC.
CASH AMERICA OF MISSOURI, INC.
CASH AMERICA PAWN L.P.,
     by its general partner, CASH AMERICA
HOLDING, INC.
CASH AMERICA PAWN, INC. OF OHIO
CASHLAND FINANCIAL SERVICES, INC.
DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
GAMECOCK PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
LONGHORN PAWN AND GUN, INC.
MR. PAYROLL CORPORATION
RATI HOLDING, INC.
TIGER PAWN & GUN, INC.
UPTOWN CITY PAWNERS, INC.
VINCENT’S JEWELERS AND LOAN, INC.
CASH AMERICA GLOBAL FINANCING, INC.
OHIO NEIGHBROHOOD FINANCE, INC.

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

3

CASH AMERICA NET HOLDINGS, LLC CASH AMERICA NET CANADA, INC.
By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

CASH AMERICA NET OF ALABAMA, LLC
CASH AMERICA NET OF ALASKA, LLC
CASH AMERICA NET OF ARIZONA, LLC
CASH AMERICA NET OF CALIFORNIA, LLC
CASH AMERICA NET OF COLORADO, LLC
CASH AMERICA NET OF DELAWARE, LLC
CASH AMERICA NET OF FLORIDA, LLC
CASH AMERICA NET OF HAWAII, LLC
CASH AMERICA NET OF IDAHO, LLC
CASH AMERICA NET OF ILLINOIS, LLC
CASH AMERICA NET OF INDIANA, LLC
CASH AMERICA NET OF IOWA, LLC
CASH AMERICA NET OF KANSAS, LLC
CASH AMERICA NET OF KENTUCKY, LLC
CASH AMERICA NET OF LOUISIANA, LLC
CASH AMERICA NET OF MAINE, LLC
CASHNET CSO OF MARYLAND, LLC
CASH AMERICA NET OF MICHIGAN, LLC
CASH AMERICA NET OF MINNESOTA, LLC
CASH AMERICA NET OF MISSISSIPPI, LLC
CASH AMERICA NET OF MISSOURI, LLC
CASH AMERICA NET OF MONTANA, LLC
CASH AMERICA NET OF NEBRASKA, LLC
CASH AMERICA NET OF NEVADA, LLC
CASH AMERICA NET OF NEW HAMPSHIRE, LLC
CASH AMERICA NET OF NEW MEXICO, LLC
CASH AMERICA NET OF NORTH DAKOTA, LLC
CASH AMERICA NET OF OHIO, LLC
CASH AMERICA NET OF OKLAHOMA, LLC
CASH AMERICA NET OF OREGON, LLC
CASH AMERICA NET OF RHODE ISLAND, LLC
CASH AMERICA NET OF SOUTH DAKOTA, LLC
CASH AMERICA NET OF TEXAS, LLC
CASH AMERICA NET OF UTAH, LLC
CASH AMERICA NET OF VIRGINIA, LLC,
CASH AMERICA NET OF WASHINGTON, LLC
CASH AMERICA NET OF WISCONSIN, LLC
CASH AMERICA NET OF WYOMING, LLC
CASHNET OF AUSTRALIA, LLC
CASHNETUSA OF FLORIDA, LLC
CASHEURONET UK, LLC
OHIO CONSUMER FINANCIAL SOLUTIONS, LLC

by their Sole Member, CASH AMERICA NET
HOLDINGS, LLC

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

CASHNETUSA CO, LLC CASHNETUSA OR, LLC THE CHECK GIANT NM, LLC by their Sole Member, CASH AMERICA NET OF NEW MEXICO, LLC by its Sole Member, CASH AMERICA NET HOLDINGS, LLC
By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

PRIMARY CREDIT SOLUTIONS, LLC (f/k/a Primary Cash Holdings, LLC) by its sole member, CASH AMERICA INTERNATIONAL, INC.
By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

PRIMARY CREDIT SERVICES, LLC (f/k/a Primary Cash Finance, LLC)
PRIMARY CREDIT PROCESSING, LLC (f/k/a Primary Cash Card Processing, LLC)
PRIMARY PAYMENT SOLUTIONS, LLC (f/k/a Primary Cash Card Services, LLC

by their sole member, PRIMARY CREDIT SOLUTIONS, LLC (f/k/a Primary Cash Holdings, LLC)

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

AGREEMENT AND ADOPTION OF JOINT AND SEVERAL GUARANTY
AND SUBROGATION AND CONTRIBUTION AGREEMENT
     THIS AGREEMENT AND ADOPTION OF JOINT AND SEVERAL GUARANTY AND SUBROGATION AND CONTRIBUTION AGREEMENT (this “Agreement”) is executed by Cash America of Mexico, Inc., a Delaware corporation and a Wholly-Owned Subsidiary of the Company (defined below) (the “New Guarantor”), as of the 11th day of December 2008 in favor of Midland National Life Insurance Company, North American Company for Life and Health Insurance, Equitrust Life Insurance Company and Farm Bureau Life Insurance Company (the “Current Holders”). Capitalized terms used in this Agreement but not defined herein shall have the meanings assigned to them in the Note Agreement (defined below).
     WHEREAS, Cash America International, Inc., a Texas corporation (the “Company”) entered into that certain Note Agreement dated as of December 28, 2005 the “Existing Note Agreement”) with the Purchasers listed on Schedule A attached thereto; and
     WHEREAS, the Company and the Current Holders are entering into that certain Amendment No. 1 to Note Agreement, of even date herewith, which amends the Existing Note Agreement (the “Amendment Agreement”; the Existing Note Agreement as amended by the Amendment Agreement, the “Note Agreement”); and
     WHEREAS, each of the existing Subsidiaries of the Company has executed a certain Joint and Several Guaranty, or an agreement and adoption of such Joint and Several Guaranty, in favor of the Current Holders under such Existing Note Agreement (collectively, the “Guaranty”); and
     WHEREAS, each of the existing Subsidiaries of the Company has executed a certain Subrogation and Contribution Agreement, or an agreement and adoption of such Subrogation and Contribution Agreement, under such Existing Note Agreement (collectively, the “Subrogation and Contribution Agreement”); and
     WHEREAS, pursuant to Section 9.17(a)(2) of the Note Agreement the New Guarantor is required to execute and deliver to the Current Holders an instrument in writing in the form hereof pursuant to which it agrees to become a Guarantor, and to be bound as a Guarantor by the terms of the Guaranty and the Subrogation and Contribution Agreement; and
     WHEREAS, the New Guarantor desires to comply with said requirements of the Note Agreement.
     NOW THEREFORE, pursuant to Section 9.17(a)(2) of the Note Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the New Guarantor hereby adopts the Guaranty and the Subrogation and Contribution Agreement, and agrees to become, and does hereby become (i) a Guarantor under the Guaranty and the Subrogation and Contribution Agreement, and (ii) bound jointly and severally as a Guarantor by the terms of the Guaranty and the Subrogation and Contribution Agreement. This Agreement, the Guaranty and the Subrogation and Contribution Agreement embody the entire agreement among the parties relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. This Agreement shall be construed, interpreted and enforced in accordance with, and governed by, the internal laws of the State of New York.
     EXECUTED as of the date and year first above written.

CASH AMERICA OF MEXICO, INC.
By	/s/ Austin D. Nettle .
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer